Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT, dated as of August 20, 2010 (this “Amendment”) to the Credit Agreement, dated as of June 24, 2009 (as amended, restated, supplemented or modified, from time to time, the “Credit Agreement”), by and among COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation (the “Company”), the Lenders party thereto and CITIBANK, N.A., a national banking association, as Administrative Agent for the Lenders.

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement to, among other things, increase the Total Commitment in accordance with Section 2.04 of the Credit Agreement, and the Lenders have agreed to amend such provisions of the Credit Agreement and grant such consent, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.           Amendments.

           (a)           The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

“Commercial Letter of Credit Commitment” shall mean the obligation of the Issuing Lender to issue Commercial Letters of Credit on the terms herein described in an aggregate amount up to $15,000,000.

“Consolidated Total Indebtedness” shall mean the Indebtedness of the Company and its Subsidiaries on a Consolidated basis, provided that, for purposes of determining Consolidated Total Indebtedness only, Indebtedness shall not be deemed to include any cash secured Commercial Letter of Credit or cash secured Standby Letter of Credit.

“Fixed Charge Coverage Ratio” shall mean the ratio of (A) Consolidated EBITDA minus Consolidated Unfunded Capital Expenditures to (B)(i) all payments of principal on Consolidated Funded Debt except for any Indebtedness that is paid in connection with a Permitted Acquisition provided that such Indebtedness is paid prior to or simultaneously with such Permitted Acquisition plus (ii) cash interest paid on a Consolidated basis plus (iii) cash taxes paid on a Consolidated basis plus (iv) the portion of the aggregate amount of (x) cash dividends paid plus (y) consideration paid by the Company to repurchase Equity Securities which portion is in excess of $50,000,000 during the term of this Agreement.  All of the foregoing categories shall be calculated (without duplication) over the four fiscal quarters ended on or most recently ended prior to the date of determination thereof.

 “Revolving Credit Commitment” shall mean, with respect to each Lender, the obligation of such Lender to make Revolving Credit Loans to the Company and to acquire participations in Letters of Credit issued hereunder, in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on the signature pages to the Second Amendment.

“Standby Letter of Credit Commitment” shall mean the obligation of the Issuing Lender to issue Standby Letters of Credit on the terms herein described in an aggregate amount up to $35,000,000.

“Total Commitment” shall mean, at any time, the aggregate of the Commitments in effect at such time, which as of the effective date of the Second Amendment shall be $150,000,000.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate of the Revolving Credit Commitments in effect at such time, which as of the effective date of the Second Amendment shall be $150,000,000.

                      (b)           The following definition is hereby added to Section 1.01 of the Credit Agreement in its appropriate alphabetical order:

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of August 20, 2010, among the Company, the Lenders and the Administrative Agent.

2.	Conditions to Effectiveness.

This Amendment shall become effective upon receipt by the Administrative Agent of:

(a)           this Amendment duly executed by the Company and the Guarantors,

(b)           amended and restated Revolving Credit Notes, each duly executed by the Company, in connection with the Revolver Increase, in the amounts set forth on the signature page hereto, and each substantially in the form attached to the Credit Agreement as Exhibit A;

(c)           a certificate of the Company certifying that (i) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of the Revolver Increase and (ii) the representations and warranties made by the Company in the Credit Agreement and in the other Loan Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (or, to the extent any such representation or warranty specifically relates to an earlier date, such representation or warranty is true and complete in all material respects as of such earlier date); and

(d)           such other documents, instruments or agreements that the Administrative Agent shall reasonably require with respect thereto.

3.	Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments set forth above are limited specifically to the matters set forth above and for the specific instances and purposes given and do not constitute directly or by implication a waiver or amendment of any other provision of the Credit Agreement or a waiver of any Default or Event of Default, whether now existing or hereafter arising, which may occur or may have occurred.

The Company hereby (i) represents and warrants that (a) after giving effect to this Amendment, the representations and warranties made by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the other Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date, unless any such representation or warranty is as of a specific date, in which case, as of such date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (ii) confirms that the liens, heretofore granted, pledged and/or assigned to the Administrative Agent for the Lenders shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment.

The Company hereby further represents and warrants that the execution, delivery and performance by the Company of this Amendment and the Credit Agreement (as amended by this Amendment), (a) have been duly authorized by all requisite corporate action, (b) will not violate or require any consent (other than consents as have been made or obtained and which are in full force and effect) under (i) any provision of law applicable to the Company, any applicable rule or regulation of any Governmental Authority, or the Certificate of Incorporation or By-laws of the Company, (ii) any order of any court or other Governmental Authority binding on the Company or (iii) any agreement or instrument binding on the Company.  Each of this Amendment and the Credit Agreement (as amended hereby), constitutes a legal, valid and binding obligation of the Company.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

This Amendment shall constitute a Loan Document.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[next page is signature page]

IN WITNESS WHEREOF, the Company, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

Revolving Credit Commitment:	CITIBANK, N.A., as Administrative Agent and as a Lender
$49,500,000.00

By:________________________
Name: Stuart N. Berman
Title: Vice President

Revolving Credit Commitment:	JPMORGAN CHASE BANK, N.A., as a Lender
$30,000,000.00

By:________________________
Name:
Title:

Revolving Credit Commitment:	BANK OF AMERICA, N.A., as a Lender
$27,750,000.00

By:________________________
Name:
Title:

Revolving Credit Commitment:	MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender
$27,750,000.00

By:________________________
Name:
Title:

Revolving Credit Commitment:	NEW YORK COMMERCIAL BANK, as a Lender
$15,000,000.00

By:________________________
Name:
Title:

COMTECH TELECOMMUNICATIONS
CORP.

By:_____________________________
Name:
Title:

Each of the undersigned, not as a party to the Credit Agreement but as a Guarantor under the Guaranty, dated June 24, 2009, hereby (a) accepts and agrees to the terms of the foregoing, (b) acknowledges and confirms that all terms and provisions contained in the Loan Documents to which it is a party are, and shall remain, in full force and effect in accordance with their respective terms, (c) reaffirms and ratifies all the representations and covenants contained in each Loan Document in all material respects to which it is a party; and (d) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any of the Loan Documents to which it is a party.

COMTECH ANTENNA SYSTEMS, INC.
COMTECH SYSTEMS, INC.
COMTECH EFDATA CORP.
COMTECH PST CORP.
COMTECH MOBILE DATACOM CORPORATION
COMTECH XICOM TECHNOLOGY, INC.
COMTECH TIERNAN VIDEO, INC.
COMTECH TOLT TECHNOLOGIES, INC.
COMTECH SYSTEMS INTERNATIONAL, INC.
COMTECH COMMUNICATIONS CORP.
ARMER COMMUNICATIONS ENGINEERING SERVICES, INC.
TIERNAN RADYNE COMSTREAM, INC.
COMTECH AEROASTRO, INC.

By:___________________________
Name: Michael Porcelain Title: Authorized Signatory of each corporation

Exhibit A

FORM OF
AMENDED AND RESTATED
REVOLVING CREDIT NOTE

[$_______________]	Suffolk County, New York
August 20, 2010

FOR VALUE RECEIVED, COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation (the “Company”), promises to pay to the order of [___________________] (the “Lender”), on or before the Revolving Credit Commitment Termination Date, [_________________($________) DOLLARS], or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company under the Credit Agreement referred to below.

The Company promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined, and to make principal repayments on this Note at the times which shall be determined, in accordance with the provisions of the Credit Agreement referred to below.

This Note is one of the “Revolving Credit Notes” referred to in the Credit Agreement, dated as of June 24, 2009, by and among the Company, the Lenders which from time to time are parties thereto and  Citibank, N.A., as Administrative Agent (as the same may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”) and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The Lender and any subsequent holder of this Note each agrees, by its acceptance hereof, that before transferring this Note it shall record the date, Type, and amount of each Revolving Credit Loan, and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth such Revolving Credit Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Company to repay the Revolving Credit Loans made by the Lender in accordance with the terms of this Note.

This Note is subject to prepayment pursuant to Section 3.03 of the Credit Agreement.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Citibank, N.A. as Administrative Agent for the Lenders under the Credit Agreement, located at 730 Veterans Memorial Highway, Hauppauge, New York 11788, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Company waives presentment, diligence, demand, protest, and notice of any kind in connection with this Note.

THIS NOTE IS AN AMENDMENT AND RESTATEMENT OF, AND IS BEING ISSUED IN REPLACEMENT OF AND SUBSTITUTION FOR THAT CERTAIN REVOLVING CREDIT NOTE, DATED JUNE 24, 2009, IN THE ORIGINAL PRINCIPAL AMOUNT OF $___________ISSUED BY THE COMPANY IN FAVOR OF THE LENDER (THE “ORIGINAL NOTE”).  IN ADDITION TO EVIDENCING THE OUTSTANDING INDEBTEDNESS FORMERLY EVIDENCED BY THE ORIGINAL NOTE, THIS NOTE SHALL EVIDENCE ANY ACCRUED AND UNPAID INTEREST ON THE ORIGINAL NOTE.  THE EXECUTION AND DELIVERY OF THIS NOTE SHALL NOT BE CONSTRUED TO HAVE CONSTITUTED A REPAYMENT OF ANY PRINCIPAL OF, OR INTEREST ON, THE ORIGINAL NOTE.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW, WHICH WOULD APPLY THE SUBSTANTIVE LAW OF ANY OTHER STATE.

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

COMTECH TELECOMMUNICATIONS CORP.

By:_______________________________
Name:
Title:

SCHEDULE

Date	Principal	Type		Applicable	Amount of	Notation
of	Amount of	of	Interest	Interest	Principal	Made
Loan	Loan	Loan	Rate	Period	Paid	By